 EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Asia Atlantic Resources, on Form 10-Q for the period ending January 31, 2011, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, J Francisco Terreforte, Chief Executive Officer, Chief Accounting Officer and President of Asia Atlantic Resources, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operation of the Company.

Date: March 15, 2011	/s/ J. Francisco Terreforte
J. Francisco Terreforte Chief Executive Officer, Chief Accounting Officer, President and Chairman of the Board